EXHIBIT 21--SUBSIDIARIES OF THE REGISTRANT
Capitol Bancorp Ltd.
December 31, 2007

Name of Subsidiary	State or Other Jurisdiction of Incorporation
Consolidated Subsidiaries:
Ann Arbor Commerce Bank	Michigan
Arrowhead Community Bank	Arizona
Bank of Auburn Hills (51% owned)	Michigan
Bank of Belleville (51% owned)	Illinois
Bank of Bellevue (51% owned)	Washington
Bank of Escondido	California
Bank of Las Vegas	Nevada
Bank of Michigan (51% owned)	Michigan
Bank of San Francisco (51% owned)	California
Bank of Tucson	Arizona
Black Mountain Community Bank	Nevada
Brighton Commerce Bank	Michigan
Camelback Community Bank	Arizona
Capitol National Bank	United States (national bank)
Desert Community Bank	Nevada
Detroit Commerce Bank	Michigan
Elkhart Community Bank	Indiana
First Carolina State Bank	North Carolina
Goshen Community Bank	Indiana
Grand Haven Bank	Michigan
Kent Commerce Bank	Michigan
Macomb Community Bank	Michigan
Mesa Bank	Arizona
Muskegon Commerce Bank	Michigan
Napa Community Bank (87% owned)	California
Oakland Commerce Bank	Michigan
Paragon Bank & Trust	Michigan
Capitol Wealth Insurance Agency, Inc. (100% owned)	Michigan
BAIA Acquisition Company, LLC (100% owned)	Michigan
Peoples State Bank	Georgia
Point Loma Community Bank (51% owned)	California
Portage Commerce Bank	Michigan
Red Rock Community Bank	Nevada
Southern Arizona Community Bank	Arizona
Sunrise Bank of Albuquerque	New Mexico
Sunrise Bank of Arizona	Arizona
Sunrise Bank of San Diego	California
Valley First Community Bank	Arizona
Yuma Community Bank	Arizona
Capitol Trust I	Delaware
Capitol Trust II	Delaware
Capitol Statutory Trust III	Connecticut
Capitol Trust IV	Delaware
Capitol Trust VI	Delaware

EXHIBIT 21--SUBSIDIARIES OF THE REGISTRANT
Capitol Bancorp Ltd.
December 31, 2007

Name of Subsidiary	State or Other Jurisdiction of Incorporation
Consolidated Subsidiaries—continued:
Capitol Trust VII	Delaware
Capitol Statutory Trust VIII	Connecticut
Capitol Trust IX	Delaware
Capitol Trust X	Delaware
Capitol Trust XI	Delaware

Capitol Bancorp Colorado Ltd. (100% owned)	Michigan
Fort Collins Commerce Bank (51% owned)	Colorado

Capitol Bancorp Colorado Ltd. II (100% owned)	Michigan
Larimer Bank of Commerce (51% owned)	Colorado
Loveland Bank of Commerce (51% owned)	Colorado

Capitol Development Bancorp Limited III (6% owned)	Michigan
Bank of Santa Barbara (51% owned by CDBL-III)	California
Community Bank of Rowan (51% owned by CDBL-III)	North Carolina
Summit Bank of Kansas City (55% owned by CDBL-III)	Missouri

Capitol Development Bancorp Limited IV (7% owned)	Michigan
Capitol Wealth, Inc. (100% owned by CDBL-IV)	Michigan
Clemson Holding, LLC (100% owned by Capitol Wealth, Inc.)	Michigan
Asian Bank of Arizona (51% owned by CDBL-IV)	Arizona
Bank of Valdosta (56% owned by CDBL-IV)	Georgia
Evansville Commerce Bank (51% owned by CDBL-IV)	Indiana
Sunrise Bank of Atlanta (51% owned by CDBL-IV)	Georgia

Capitol Development Bancorp Limited V (6% owned)	Michigan
1st Commerce Bank (51% owned by CDBL-V)	Nevada
Bank of Everett (51% owned by CDBL-V)	Washington
Bank of Feather River (51% owned by CDBL-V)	California
Bank of Maumee (51% owned by CDBL-V)	United States (federal savings bank)
Ohio Commerce Bank (51% owned by CDBL-V)	United States (federal savings bank)

Capitol Development Bancorp Limited VI (6% owned)	Michigan
Bank of Tacoma (51% owned by CDBL-VI)	Washington
Sunrise Community Bank (51% owned by CDBL-VI)	California
Issaquah Community Bank (51% owned by CDBL-VI)	Washington
USNY Bank (51% owned by CDBL-VI)	New York
High Desert Bank (55% owned by CDBL-VI)	United States (federal savings bank)
Bank of Fort Bend (51% owned by CDBL-VI)	United States (federal savings bank)
Bank of Las Colinas (51% owned by CDBL-VI)	United States (federal savings bank)

Capitol Development Bancorp Limited VII (7% owned)	Michigan
Community Bank of Lincoln (51% owned by CDBL-VII)	United States (federal savings bank)

Capitol Bean Counter, LLC	Michigan

EXHIBIT 21--SUBSIDIARIES OF THE REGISTRANT
Capitol Bancorp Ltd.
December 31, 2007

Name of Subsidiary	State or Other Jurisdiction of Incorporation
Consolidated Subsidiaries—continued:
Capitol Capital, LLC	Michigan

Capitol Bancorp Leasing, Inc.	Michigan

Unconsolidated Subsidiary:

Amera Mortgage Corporation, Inc. (less than 50% owned by equity method investee)	Michigan

Inactive Subsidiaries:

MOI, Inc. (wholly-owned subsidiary of Oakland Commerce Bank)	Michigan

Financial Center Corporation	Michigan